UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                             AccuPoll Holding Corp.
             (Exact name of registrant as specified in its charter)



          Nevada                    000-32849                    11-2751630
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(State or other jurisdiction (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)


           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           ----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 31, 2005, the Board of Directors of AccuPoll Holding Corp. (the "Company") appointed Frank Wiebe as the Company's interim Acting Chief Financial Officer. Mr. Wiebe has been a member of the Company's Board of Directors and the Company's President, Secretary and Treasurer since May 20, 2002. From May 2000 to the present, he has been the Vice President of Web Tools International, Inc. From November 1992 to May 2000, he was a Strategic Program Manager with EDS E.solutions business unit. He previously held various positions with the Gemini Group. There are no family relationships between Mr. Wiebe and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers.

         On April 6, 2005, the Board replaced Mr. Wiebe as interim Acting Chief Financial Officer and appointed Diana Dimadi as the Company's Acting Chief Financial Officer. Ms. Dimadi has been employed as the Company's Corporate Controller since April 2004. Ms. Dimadi has also worked as a hotel accountant for Woolley's Petite Suites, LLC since April 2001. From June 2000 to April 2004, Ms. Dimadi was Controller for New Century Companies, a public company engaged in manufacturing tools machines. From September 1998 to June 2000, Ms. Dimadi was A/R Supervisor for El Monte RV, a private company engaged in renting and selling recreational vehicles. On April 15, 2004, the Company entered into an agreement to employ Ms. Dimadi as the Company's Corporate Controller. This agreement was amended on April 6, 2005 to add the responsibilities as Acting Chief Financial Officer. Under the amended agreement, Ms. Dimadi is entitled to an annual base salary of $75,000. The agreement may be terminated by the Company with or without cause upon immediate notice to Ms. Dimadi. Upon termination, the Company will have no future financial obligations other than to fulfill what compensation has been earned by Ms. Dimadi up to the date of termination. There are no family relationships between Ms. Dimadi and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number     Description
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10.1       Employment Agreement of Diana Dimadi dated April 15, 2004
10.2       Amendment to Employment Agreement of Diana Dimadi dated April 6, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Accupoll Holding Corp.


Date: April 6, 2005                          /s/ Dennis Vadura
                                             -----------------------------------
                                                 Dennis Vadura
                                                 Chief Executive Officer